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                      MASTER GROUP VARIABLE ANNUITY CONTRACTS
                           WITH RESPECT TO DC-I AND DC-II
                          HARTFORD LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED FEBRUARY 1, 1999
                       TO THE PROSPECTUS DATED MAY 1, 1998,
                           REVISED AS OF OCTOBER 21, 1998

The following definition is added to the Glossary of Special Terms beginning on page 3 of the Prospectus:

     RELATED PARTICIPANT DIRECTED ACCOUNT OPTION: A Participant directed investment account under the Plan that is identified by the Contract Owner and accepted by Hartford for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract.

The following sentence is added after the first paragraph under "May I transfer assets between Sub-Accounts?" at page 17 of the Prospectus:

     If available under your Employer's Plan, you may also transfer amounts to a Related Participant Directed Account Option. The Related Participant Directed Account Option is not available in all states.

The following sentence is added at the end of the paragraph under "Is there ever a time when the sales charges do not apply?" at page 25 of the Prospectus:

     No deduction for contingent deferred sales charges will apply to a transfer to a Related Participant Directed Account Option. The Related Participant Directed Account Option is not available in all states.





33-19947
33-19949
HV-2326